Analysis of the net investment in business interests and intangible assets (Tables)	12 Months Ended
Dec. 31, 2019
Analysis of the net investment in business interests and intangible assets
Schedule of the analysis of the net investment in business interests and intangible assets

	2019	2018	2017
Acquisitions and disposals	£m	£m	£m
Fair value given for businesses acquired(1)	(55)	(113)	(131)
Additional investment in associates		(9)	—
Net outflow of cash in respect of acquisitions	(55)	(122)	(131)
Net assets/(liabilities) sold	351	—	177
Non-cash consideration	—	—	(15)
Profit on disposal	—	—	155
Net cash and cash equivalents disposed	—	—	—
Net inflow/(outflow) of cash in respect of disposals	351	—	317
Dividends received from associates	—	5	(1)
Cash expenditure on intangible assets	(380)	(372)	(384)
Net (outflow)/inflow	(84)	(489)	(199)

Note:

(1)	2019 includes the purchase of Free agent.